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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2000


                     UNITED COMPANIES FINANCIAL CORPORATION
                    ----------------------------------------
                    (Exact name as specified in its charter)

          Louisiana                      1-7067                  71-0430414
          ---------             -----------------------          ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

8549 United Plaza Blvd., Baton Rouge Louisiana                      70809
--------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code

Registrant's telephone number, including area code  (225) 987-0000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

      The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c). Exhibits.

      The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1 Press Release dated June 8, 2000 - United Companies Files First Amended Plan of Reorganization and Disclosure Statement

99.2 First Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED COMPANIES FINANCIAL CORPORATION
                                               (Registrant)


Date: June 12, 2000                     BY:    /s/ REBECCA A. ROOF
                                           -------------------------------------
                                               Rebecca A. Roof
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
99.1       Press Release dated June 8, 2000 - United Companies Files First
           Amended Plan of Reorganization and Disclosure Statement

99.2       First Amended Plan of Reorganization for Debtors Pursuant to Chapter
           11 of the United States Bankruptcy Code


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